EXHIBIT 23.4

                     Consent of PricewaterhouseCoopers LLP,

                          Certified Public Accountants,

                            dated September 21, 1998



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-11 (File No. 333-9943) of our report dated January 22, 1998 on our audit of the financial statements of CNL American Realty Fund, Inc. We also consent to the reference to our Firm under the caption "Experts".



/s/  PricewaterhouseCoopers LLP
 PricewaterhouseCoopers LLP

Orlando, Florida
 September 21, 1998



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